As filed with the Securities and Exchange
              Commission on February 2, 2000

                                         File Nos. 333-30409
                                                   811-05993
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                         FORM N-1A
  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


               Pre-Effective Amendment No.

                 Post-Effective Amendment No. 6      X

                          and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT
                    COMPANY ACT OF 1940

                        Amendment No. 13             X

          ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
    (Exact Name of Registrant as Specified in Charter)

  1345 Avenue of the Americas, New York, New York  10105
    (Address of Principal Executive Office) (Zip Code)
              Registrant's Telephone Number,
            including Area Code: (800) 221-5672

                   EDMUND P. BERGAN, JR.
             Alliance Capital Management L.P.
                1345 Avenue of the Americas
                 New York, New York  10105
          (Name and address of agent for service)

               Copies of communications to:
                    Thomas G. MacDonald
                    Seward & Kissel LLP
                  One Battery Park Plaza
                 New York, New York 10004


It is proposed that this filing will become effective (check appropriate box)
      X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)

         60 days after filing pursuant to paragraph (a)(1)
         on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

          This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

             ALLIANCE GLOBAL ENVIRONMENT FUND



            Alliance Global Environment Fund, Inc. is an open-end management investment company that offers investors the opportunity to seek long-term capital
      appreciation by investing primarily in equity securities
          of companies expected to benefit from advances or
           improvements in products, processes or services
          intended to foster protection of the environment.



                   Prospectus and Application

                        February 1, 2000



           The Securities and Exchange Commission has not
             approved or disapproved these securities or
            passed upon the adequacy of this Prospectus.
                Any representation to the contrary is
                         a criminal offense.





                    [ALLIANCE CAPITAL [LOGO]]

                        TABLE OF CONTENTS

                                                             Page

RISK/RETURN SUMMARY..........................................   3

FEES AND EXPENSES OF THE FUND................................   6

GLOSSARY.....................................................   8

DESCRIPTION OF THE FUND......................................  10

Investment Objective, Principal Policies and Risk
 Considerations..............................................  10

Description of Additional Investment Practices...............  13

Additional Risk Considerations...............................  19

MANAGEMENT OF THE FUND.......................................  22

PURCHASE AND SALE OF SHARES..................................  22

How The Fund Values Its Shares...............................  22

How To Buy Shares............................................  23

How To Exchange Shares.......................................  23

How To Sell Shares...........................................  23

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................  25

DISTRIBUTION ARRANGEMENTS....................................  26

GENERAL INFORMATION..........................................  29

FINANCIAL HIGHLIGHTS.........................................  31













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


The Fund's investment adviser is Alliance Capital Management
L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Global Environment Fund, Inc. (the "Fund"). This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. As with all investments, you may lose money by investing in the Fund.

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of substantially all of its assets in equity securities of companies that are expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in environmental companies, which are companies whose principal business involves the sale of environmental protection systems or services. The Fund also invests in companies whose principal business lies outside the environmental sector but which anticipate environmental regulations or consumer preferences through the development of new products or services that would contribute to a cleaner and healthier environment. The Fund will invest substantially all of its assets in these two types of companies. The Fund invests in securities of companies in at least three, and normally considerably more, countries. At December 31, 1999, the Fund had approximately 83% invested in equity securities of U.S. companies.

PRINCIPAL RISKS:

Among the principal risks of investing in the Fund is market risk, foreign risk, currency risk, management risk and industry/sector risk. Because it invests in non-U.S. companies and in specific types of companies that provide environmental services, the Fund's returns will be more volatile and differ, sometimes substantially, from the overall U.S. market generally. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies. The Fund is non-diversified, which means that it invests more of its assets in a smaller number of securities than many other equity funds.

BAR CHART AND PERFORMANCE TABLE:

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

                                                   Since
                    1 Year        5 Years        Inception

Class A             .81%          12.64%           4.39%
Class B             .56%          13.51%           4.54%
Class C            3.77%          13.51%           4.47%
S&P 500 Index      21.03%         28.54%          18.86%

Average annual total returns are for the periods ended
December 31, 1999 and reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
S&P 500 Index returns are from 6/30/90, the month-end of inception date of Class A shares.

Performance information for periods prior to the inception of Class B shares (10/6/97) and Class C shares (11/5/97) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were -2.10%, and -0.20%, respectively. S&P 500 Index returns for the comparable periods were 26.18% and 24.72%, respectively.

BAR CHART

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

n/a   5.29  -14.76  -0.44 -2.12  19.29  26.58  18.73  -3.49 5.21%
_________________________________________________________________
90     91     92     93    94      95    96     97     98   99

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS WAS UP 22.46%, 2nd QUARTER, 1999; AND WORST
QUARTER WAS DOWN 19.87%, 3rd QUARTER, 1998.

                  FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                Class A     Class B     Class C
                                Shares      Shares      Shares
                                _______     _______     _______

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)     4.25%      None         None

Maximum Deferred Sales Charge
(Load) (as a percentage of
original purchase price or
redemption proceeds, whichever
is lower)                         None       4.0%*        1.0%**

Exchange Fee                      None       None         None

*   Class B Shares automatically convert to Class A Shares after
    8 years. The CDSC decreases over time. For Class B shares, the CDSC DECREASES 1.00% ANNUALLY TO 0% AFTER THE 4TH YEAR.

**  For Class C shares, the CDSC IS 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets) and EXAMPLES

                                       Operating Expenses
                                _________________________________
                                Class A      Class B     Class C
                                _______      _______     _______

Management fees                  1.10%        1.10%       1.10%
Distribution (12b-1) fees         .30%        1.00%       1.00%
Other expenses                   3.72%        3.80%       3.73%
Total Fund operating
   expenses                      5.12%        5.90%       5.83%

Waiver and/or expense
  reimbursement (a)             (2.12)%      (2.20)%     (2.13)%
Net expenses                     3.00%        3.70%       3.70%

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                    Examples
               __________________________________________________
                 Class A  Class B+  Class B++ Class C+  Class C++
                 ______   ________  ________   _______  _________
After 1 Yr.        $715      $772      $372      $472      $372
After 3 Yrs.(c)  $1,714    $1,757    $1,557    $1,544    $1,544
After 5 Yrs.(c)  $2,711    $2,720    $2,720    $2,696    $2,696
After 10 Yrs.(c) $5,191   $5,399(b) $5,399(b)  $5,493    $5,493

+ Assumes redemption at the end of period.
++ Assumes no redemption at the end of period.
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(b) Assumes Class B shares convert to Class A after 8 years.
(c) These examples assume that Alliance's agreement to waive management fees and/or to bear operating expenses is not extended beyond the Fund's current fiscal year.

                            GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, and other direct debt instruments, and other fixed, floating and variable debt rate obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous wastes.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

RATING AGENCIES AND INDEX

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

                     DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note:

- Additional discussion of the Fund's investments, including the risks of the investments that appear in capital letters can be found in the discussion under Description of Additional Investment Practices following this section.

- The description of the Fund's risks may include risks discussed in the Risk/Return Summary above. Additional information about risks of investing in the Fund can be found in the discussions under Additional Risk Considerations.

- Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

- The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVE, PRINCIPAL POLICIES AND RISK CONSIDERATIONS

The Fund's investment objective is long-term capital appreciation through investment of substantially all of its assets in equity securities of companies that are expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

How the Fund Pursues Its Objective

The Fund is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.

The Fund invests in two categories of Eligible Companies -- Environmental Companies and Beneficiary Companies. The Fund may invest in a company with a broadly diversified business only a part of which provides such products, processes, or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services.
Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, the manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods, and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry generally is positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies that protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund also may:

- invest up to 20% of its total assets in WARRANTS to purchase equity securities;

-   invest in DEPOSITARY RECEIPTS;

- purchase and write put and call OPTIONS ON FOREIGN CURRENCIES for hedging purposes;

- enter into FORWARD FOREIGN CURRENCY TRANSACTIONS for hedging purposes;

- invest in CURRENCY FUTURES and options on such futures for hedging purposes; and

- make secured LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

The Fund's investments in non-U.S. companies and in specific types of companies that provide environmental services will be more volatile and may differ substantially from the overall U.S. market. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

Risk Considerations. Among the principal risks of investing in the Fund are:

- Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short or longer-term periods.

- Industry/Sector Risk. This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Funds investments.

- Foreign Risk. This is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

- Currency Risk. This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

- Management Risk. The Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

Portfolio Turnover. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the investment practices of the Fund and risks associated with these practices. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The Fund will enter into currency swaps for hedging purposes only. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts.
ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it does not enter into forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level it anticipates.

Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the illiquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliances' most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

Rights and Warrants. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Fund involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Currency Considerations. A substantial portion of the assets of the Fund are invested in securities denominated in foreign currencies. The Fund receives a corresponding portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund, whose investment portfolio includes foreign securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

Investments in Environmental Companies. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                     MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND FUND MANAGER

The Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented the assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nations FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 105 separate portfolios, currently have more than 5 million shareholder accounts.

The person primarily responsible for the day-to-day management of the Fund is Michael R. Baldwin, Senior Vice President of Alliance Capital Management Corporation. Michael R. Baldwin has been associated with Alliance Capital Management Corporation, the sole general partner of Alliance, since 1995.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund pays Alliance a fee at an annualized rate of 1.10% of the Fund's average daily net assets. The fee will be accrued daily and paid monthly.

                   PURCHASE AND SALE OF SHARES

How The Fund Values Its Shares

The Fund's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

How To Buy Shares

You may purchase the Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, Alliance Fund
Distributors, Inc., or AFD.

         Minimum investment amounts are:
         -    Initial:                           $250
         -    Subsequent:                         $50
         -    Automatic Investment Program:       $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares

You may exchange your Fund shares for shares of the same Class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV.

The Fund may change, suspend, or terminate the exchange service on 60 days' written notice.

How To Sell Shares

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

-   Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

-   Selling Shares Directly to the Fund

By Mail:

--Send a signed letter of instruction or stock power, along with certificates, to:

                  Alliance Fund Services, Inc.
                          P.O. Box 1520
                    Secaucus, N.J. 07906-1520
                         1-800-221-5672

--For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

--You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

--A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

--If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

--Redemption requests by electronic funds transfer may not exceed
$100,000 per day and redemption requests by check cannot exceed
$50,000 per day.

--Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

                    DIVIDENDS, DISTRIBUTIONS
                            AND TAXES

Dividends and Distributions

The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same Class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge on the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

                    DISTRIBUTION ARRANGEMENTS

Share Classes.  The Fund offers three classes of shares.

Class A Shares -- Initial Sales Charge Alternative
You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                               Initial Sales Charge
                                                Commission
                                                to Dealer/
                                                 Agent as
                          As % of     As % of      % of
                        Net Amount   Offering    Offering
Amount Purchased         Invested      Price       Price

Up to $100,000             4.44%       4.25%       4.00%
$100,000 up to $250,000    3.36        3.25        3.00
$250,000 up to $500,000    2.30        2.25        2.00
$500,000 up to $1,000,000  1.78        1.75        1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1 % CDSC if you redeem your shares within 1 year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative
You can purchase Class B Shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if
you redeem shares within 4 years of purchase.   The CDSC varies
depending of the number of years you hold the shares. The CDSC amounts are:

               Years Since Purchase           CDSC
               ____________________           ____
               First                          4.0%
               Second                         3.0%
               Third                          2.0%
               Fourth                         1.0%
               Fifth                          None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase.
Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.
Class C shares do not convert to any other Class of shares of the Fund.

Asset-Based Sales Charges or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                        Rule 12b-1 Fee (As A Percentage Of
                        Aggregate Average Daily Net Assets)
                        ___________________________________
         Class A                       .30%
         Class B                      1.00%
         Class C                      1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

                       GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for, the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 1-800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 1-800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

                      FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors for the Fund, whose reports, along with the Fund's financial statements, are included in the SAI which is available upon request.

                              INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS

                                          NET GAINS
             NET ASSET                    OF LOSSES ON                DIVIDENDS   DISTRIBUTIONS
             VALUE,                       SECURITIES      TOTAL FROM  FROM NET    IN EXCESS OF    DISTRIBUTIONS
FISCAL YEAR  BEGINNING    NET INVESTMENT  (BOTH REALIZED  INVESTMENT  INVESTMENT  NET INVESTMENT  FROM
OR PERIOD    OF PERIOD    INCOME (LOSE)   AND UNREALIZED) OPERATIONS  INCOME      INCOME          CAPITAL GAINS


Alliance
Global
Environment
Fund (b)

CLASS A

Year ended
10/31/99       $8.34        $(.18)(c)(d)    $ .60          $.42           $0.00      $0.00            $(3.10)

Year ended
10/31/98       18.77        (.24)(b)        (1.12)         (1.36)         0.00       0.00             (9.07)

Year ended
10/31/97       16.48        (.23)(b)         3.65           3.42          0.00       0.00             (1.13)

Year ended
10/31/96       12.37        (.13)(b)         4.26           4.13          (.02)      0.00              0.00

Year ended
10/31/95       11.74         .03              .60            .63          0.00       0.00              0.00

CLASS B

Year ended
10/31/99       $8.30        $(.21)(c)(d)    $.59           $.38           $0.00      $0.00            $(3.10)

Year ended
10/31/98       18.76        (.27)(c)        (1.12)         (1.39)         0.00       0.00             (9.07)

10/3/97++to
10/31/97       19.92        (.20)(c)         (.96)         (1.16)         0.00       0.00              0.00


CLASS C

Year ended
10/31/99       $8.27        $(.21)(c)(d)    $.59           $.38           $0.00      $0.00            $(3.10)

11/5/97+ to
10/31/98       19.15        (.27)(c)        (1.54)         (1.81)         0.00       0.00             (9.07)

______________________________
Please refer to the footnotes on page 32.

                              INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS

           TOTAL            NET ASSET                                 RATIO OF     RATIO OF NET
           DIVIDENDS        VALUE,                    NET ASSETS,     EXPENSES     INCOME (LOSE)
           AND              END OF        TOTAL       END OF PERIOD   TO AVERAGE   TO AVERAGE     PORTFOLIO
           DISTRIBUTIONS    PERIOD        RETURN (A)  (000'S OMITTED  NET ASSETS   NET ASSETS     TURNOVER RATE


              $(3.10)      $5.66           8.21%       $8,540           3.54(e)(f)%  (2.28)%         110%
               (9.07)       8.34         (10.51)       13,295           2.80(f)      (2.27)          205
               (1.13)      18.77          23.51        52,378           2.39         (1.35)          145
                (.02)      16.48          33.48       100,271           1.60          (.85)          268
                0.00       12.37           5.37        85,416           1.57           .21           109

              $(3.10)      $5.58           7.50%         $266           4.12(e)(f)%  (3.44)%         110%
               (9.07)       8.30         (10.79)          152           3.52(f)      (2.93)          205
                0.00       18.76          (5.82)          235          20.84*        (1.03)*         145

              $(3.10)      $5.55           7.55%          $32           4.02(e)(f)%  (3.34)%         110
               (9.07)       8.27         (12.88)           31           3.39(d)*     (2.75)*         205

+     Commencement of distribution.
*     Annualized.
(a)   Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period.  Initial sales charges or contingent deferred such charges are not reflected in the calculation of
      total investment return.  Total investment returns 	calculated for periods
      of less than one year are not annualized.

(b) Alliance Global Environment Fund operated as a closed-end investment company through October 3, 1997, when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.

(c)   Based on average shares outstanding.

(d)   Net of fees waived and expenses reimbursed.

(e) Net of expenses assumed and/or waived/reimbursed. If the Fund had borne all expenses, without giving effect to the expense offset arrangement described in (f) below, the expense ratio would have been as follows:

                   1999

      Class A      5.12%
      Class B      5.90%
      Class C      5.83%

(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses would have been as follows:

                      1997               1998            1999
      Class A           -                2.79%           3.53
      Class B           -                3.51%           4.10
      Class C           -                3.38%           4.00

For more information about the Fund, the following documents are available upon request:

   Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI or make shareholder inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:   c/o Alliance Fund Services, Inc.
           P.O. Box 1520
           Secaucus, NJ 07096-1520

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

- Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

- Reports and other information about the Fund are available on the EDGAR Database on the Commissions Internet site at http://www.sec.gov.

- Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commissions Public Reference Section, Washington,
    DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.


SEC File Number:  811-05993











                               37
00250070.BD5

             ALLIANCE GLOBAL ENVIRONMENT FUND



            Alliance Global Environment Fund, Inc. is an open-end management investment company that offers investors the opportunity to seek long-term capital
      appreciation by investing primarily in equity securities
          of companies expected to benefit from advances or
           improvements in products, processes or services
          intended to foster protection of the environment.



            Advisor Class Prospectus and Application

                        February 1, 2000



           The Securities and Exchange Commission has not
             approved or disapproved these securities or
            passed upon the adequacy of this Prospectus.
                Any representation to the contrary is
                         a criminal offense.





                    [ALLIANCE CAPITAL [LOGO]]

                        TABLE OF CONTENTS

                                                             Page

RISK/RETURN SUMMARY..........................................   3

FEES AND EXPENSES OF THE FUND................................   6

GLOSSARY.....................................................   7

DESCRIPTION OF THE FUND......................................   9

Investment Objective, Principal Policies and Risk
 Considerations..............................................   9

Description of Additional Investment Practices...............  12

Additional Risk Considerations...............................  18

MANAGEMENT OF THE FUND.......................................  21

PURCHASE AND SALE OF SHARES..................................  21

How The Fund Values Its Shares...............................  21

How To Buy Shares............................................  22

How To Exchange Shares.......................................  22

How To Sell Shares...........................................  23

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................  24

CONVERSION FEATURE...........................................  26

GENERAL INFORMATION..........................................  27

FINANCIAL HIGHLIGHTS.........................................  28

The Fund's investment adviser is Alliance Capital Management
L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Global Environment Fund, Inc. (the "Fund"). This Summary describes the Fund's objective, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. As with all investments, you may lose money by investing in the Fund.

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of substantially all of its assets in equity securities of companies that are expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in environmental companies, which are companies whose principal business involves the sale of environmental protection systems or services. The Fund also invests in companies whose principal business lies outside the environmental sector but which anticipate environmental regulations or consumer preferences through the development of new products or services that would contribute to a cleaner and healthier environment. The Fund will invest substantially all of its assets in these two types of companies. The Fund invests in securities of companies in at least three, and normally considerably more, countries. At December 31, 1999, the Fund had approximately 83% invested in equity securities of U.S. companies.

PRINCIPAL RISKS:

Among the principal risks of investing in the Fund is market risk, foreign risk, currency risk, management risk and industry/sector risk. Because it invests in non-U.S. companies and in specific types of companies that provide environmental services, the Fund's returns will be more volatile and differ, sometimes substantially, from the overall U.S. market generally. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies. The Fund is non-diversified, which means that it invests more of its assets in a smaller number of securities than many other equity funds.

BAR CHART AND PERFORMANCE TABLE:

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE

                                             Since
                          1 Year          Inception*

Advisor Class              5.70%               2.85%
S&P 500 Index             21.03%              24.76%

Average annual total returns are for the periods ended
December 31, 1999.  Advisor Class shares inception date is
12/29/97.  S&P 500 Index returns are from 12/31/97.

BAR CHART

The following chart shows the annual return for the Advisor class shares since inception.

n/a   n/a    n/a   n/a    n/a    n/a    n/a   n/a    -2.99  5.70%
_________________________________________________________________
90     91     92    93     94     95     96    97      98    99

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER WAS WAS UP 22.66%, 2nd QUARTER, 1999; AND WORST
QUARTER WAS DOWN 19.83%, 3rd QUARTER, 1998.

                  FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                        Advisor Class
                                            Shares
                                        ______________

Maximum Front-end or Deferred
Sales Charge (Load) (as a
percentage of original
purchase price or redemption
proceeds, whichever is lower)                None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets) and EXAMPLES

                                       Operating Expenses
                                       __________________
Management fees                               1.10%
Distribution (12b-1) fees                     None
Other expenses                                3.76%
Total Fund operating expenses                 4.86%

Waiver and/or expense reimbursement (a)      (2.16%)
                                             ======
Net Expense                                   2.70%
                                              =====

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                    Examples
                               ___________________
After 1 Yr.                            $273
After 3 Yrs.(b)                      $1,269
After 5 Yrs.(b)                      $2,267
After 10 Yrs.(b)                     $4,776

(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.
(b) These examples assume that Alliance's agreement to waive management fees and/or to bear operating expenses is not extended beyond the Fund's current fiscal year.

                            GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, and other direct debt instruments, and other fixed, floating and variable debt rate obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts
("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental Companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Beneficiary Companies are Eligible Companies whose businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous wastes.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

RATING AGENCIES AND INDEX

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

                     DESCRIPTION OF THE FUND

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note:

- Additional discussion of the Fund's investments, including the risks of the investments that appear in capital letters scan be found in the discussion under Description of Additional Investment Practices following this section.

- The description of the Fund's risks may include risks discussed in the Risk/Return Summary above. Additional information about risks of investing in the Fund can be found in the discussions under Additional Risk Considerations.

- Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

- The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVE, PRINCIPAL POLICIES AND RISK CONSIDERATIONS

The Fund's investment objective is long-term capital appreciation through investment of substantially all of its assets in equity securities of companies that are expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

How the Fund Pursues Its Objective

The Fund is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.

The Fund invests in two categories of Eligible Companies -- Environmental Companies and Beneficiary Companies. The Fund may invest in a company with a broadly diversified business only a part of which provides such products, processes, or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services.
Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, the manufacture of environmental supplies and equipment, the achievement of purer air, groundwater and foods, and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry generally is positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies that protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund also may:

- invest up to 20% of its total assets in WARRANTS to purchase equity securities;

-   invest in DEPOSITARY RECEIPTS;

- purchase and write put and call OPTIONS ON FOREIGN CURRENCIES for hedging purposes;

- enter into FORWARD FOREIGN CURRENCY TRANSACTIONS for hedging purposes;

- invest in CURRENCY FUTURES and options on such futures for hedging purposes; and

- make secured LOANS OF PORTFOLIO SECURITIES of up to 30% of its total assets.

The Fund's investments in non-U.S. companies and in specific types of companies that provide environmental services will be more volatile and may differ substantially from the overall U.S. market. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

Risk Considerations. Among the principal risks of investing in the Fund are:

- Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short or longer-term periods.

- Industry/Sector Risk. This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Funds investments.

- Foreign Risk. This is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

- Currency Risk. This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

- Management Risk. The Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

Portfolio Turnover. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the investment practices of the Fund and risks associated with these practices. Unless otherwise noted, the Fund's use of any of these practices was specified in the previous section.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The Fund will enter into currency swaps for hedging purposes only. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts.
ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it does not enter into forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level it anticipates.

Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the illiquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliances most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

Rights and Warrants. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Fund involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Currency Considerations. A substantial portion of the assets of the Fund are invested in securities denominated in foreign currencies. The Fund receives a corresponding portion of its revenues in foreign currencies. Therefore, the dollar equivalent of its net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund, whose investment portfolio includes foreign securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

Investments in Environmental Companies. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

U.S. and Foreign Taxes. The Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

                     MANAGEMENT OF THE FUND

INVESTMENT ADVISER AND FUND MANAGER

The Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented the assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nations FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 105 separate portfolios, currently have more than 5 million shareholder accounts.

The person primarily responsible for the day-to-day management of the Fund is Michael R. Baldwin, Senior Vice President of Alliance Capital Management Corporation. Michael R. Baldwin has been associated with Alliance Capital Management Corporation, the sole general partner of Alliance, since 1995.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund pays Alliance a fee at an annualized rate of 1.10% of the Fund's average daily net assets. The fee will be accrued daily and paid monthly.

                   PURCHASE AND SALE OF SHARES

How The Fund Values Its Shares

The Fund's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge.

How To Buy Shares

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses.
You may purchase and hold shares solely:

- through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, Alliance Fund Distributors, Inc. or AFD;

- through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

- by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund; and

- through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Fund's Statement of Additional Information has more detailed information about who may purchase and hold Advisor Class shares.

The Fund may refuse any order to purchase Advisor Class shares. In particular, the Fund reserves the right to restrict purchases of Advisor Class shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares

You may exchange your Advisor Class shares for shares of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of Advisor Class shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may change, suspend, or terminate the exchange service on 60 days' written notice.

How To Sell Shares

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

-   Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

-   Selling Shares Directly to the Fund

By Mail:

--Send a signed letter of instruction or stock power, along with certificates, to:

                  Alliance Fund Services, Inc.
                          P.O. Box 1520
                    Secaucus, N.J. 07906-1520
                          800-221-5672

--For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

--You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

--A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV.

--If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

--Redemption requests by electronic funds transfer may not exceed
$100,000 per day and redemption requests by check cannot exceed
$50,000 per day.

--Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

Other

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of the Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.


                    DIVIDENDS, DISTRIBUTIONS
                            AND TAXES

Dividends and Distributions

The income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same Class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge on the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

                       CONVERSION FEATURE

Conversion.

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain person sassociated with, Alliance and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund. The Fund will provide the shareholder with at least 30 days' advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purdhase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares.

The Class A shares of the Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

                       GENERAL INFORMATION

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for, the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                      FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent auditors for the Fund, whose reports, along with the Fund's financial statements, are included in the SAI which is available upon request.

                              INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS

                                          NET GAINS
             NET ASSET                    OF LOSSES ON                DIVIDENDS   DISTRIBUTIONS
             VALUE,                       SECURITIES      TOTAL FROM  FROM NET    IN EXCESS OF    DISTRIBUTIONS
FISCAL YEAR  BEGINNING    NET INVESTMENT  (BOTH REALIZED  INVESTMENT  INVESTMENT  NET INVESTMENT  FROM
OR PERIOD    OF PERIOD    INCOME (LOSE)   AND UNREALIZED) OPERATIONS  INCOME      INCOME          CAPITAL GAINS


Alliance
Global
Environment
Fund (b)

Year ended
10/31/99       $8.37        $.15(c)(d)      $.60           $.45           $0.00      $0.00            $(3.10)

12/29/97+ to
10/31/98        9.15        (.20)           (.58)          (.78)           0.00       0.00             0.00

______________________________
Please refer to the footnotes on page 29.

                              INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS

           TOTAL            NET ASSET                                 RATIO OF     RATIO OF NET
           DIVIDENDS        VALUE,                    NET ASSETS,     EXPENSES     INCOME (LOSE)
           AND              END OF        TOTAL       END OF PERIOD   TO AVERAGE   TO AVERAGE     PORTFOLIO
           DISTRIBUTIONS    PERIOD        RETURN (A)  (000'S OMITTED  NET ASSETS   NET ASSETS     TURNOVER RATE


               $(3.10)     $5.72         8.65%        $5               3.09(e)(f)%   (2.41)%          110%
                (0.00)      8.37        (8.52)         5               3.04(b)*      (2.39)*          205

+     Commencement of distribution.
*     Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred such charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b) Alliance Global Environment Fund operated as a closed-end investment company through October 3, 1997, when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.

(c)   Based on average shares outstanding.

(d)   Net of fee waiver and expense reimbursement.

(e) Net of expenses assumed and/or waived/reimbursed. If the fund had borne all expenses, without giving effect to the expense offset arrangement described in (f) below, the expense ration would have been as follows:

      Advisor Class  1999
                     4.86%

(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses would have been as follows:

                      1997               1998            1999
      Advisor Class    __               3.03%           3.08%

For more information about the Fund, the following documents are available upon request:

   Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI or make shareholder inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:   c/o Alliance Fund Services, Inc.
           P.O. Box 1520
           Secaucus, NJ 07096-1520

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

- Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

- Reports and other information about the Fund are available on the EDGAR Database on the Commissions Internet site at http://www.sec.gov.

- Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commissions Public Reference Section, Washington,
    DC 20549-0102.

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.


SEC File Number:  811-05993











                               34
00250070.BE3

[LOGO]
                                       ALLIANCE GLOBAL
                                       ENVIRONMENT FUND, INC.
_________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 2000

_________________________________________________________________

    This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus, dated February 1, 2000, for Alliance Global Environment Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus, dated February 1, 2000, for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of either Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Description of the Fund...............................
Management of the Fund................................
Expenses of the Fund..................................
Purchase of Shares....................................
Redemption and Repurchase of Shares...................
Shareholder Services..................................
Net Asset Value.......................................
Dividends, Distributions and Taxes....................
Portfolio Transactions................................
General Information...................................
Financial Statements and Report of
  Independent Auditors................................
Appendix A:  Certain Employee Benefit Plans...........       A-1






                               35
00250070.BE3

__________________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.
















































                               36
00250070.BE3

________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

         Alliance Global Environment Fund, Inc. (the "Fund") is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

Additional Information with Respect to Global Environmental
Matters

         Existing laws in the United States and Europe already mandate remedial efforts to deal with pollution. In addition, Alliance Capital Management L.P. (the "Adviser") believes that there is an emerging political consensus in the United States and Western Europe that additional governmental action to control and prevent future pollution is vital to the environment and the global economy. In the United States, the Environmental Protection Agency (the "EPA") has the duty of imposing and enforcing environmental standards on American industry. The EPA has identified over 1,000 toxic waste sites that require immediate attention. To date, Congress has enacted at least 20 major pieces of environmental protection legislation covering, among other things, solid waste, water pollution, air pollution, and nuclear waste. A Congressional study recently estimated that the cost of cleanup of chemically contaminated sites may be near $500 billion over the next 50 years. In addition, many state legislatures are implementing rigorous environmental statutes that, for instance, require state approval before closing, terminating or transferring ownership of industrial facilities. In the private sector, a growing number of companies have elected representatives of environmental interests to their boards of directors. In the opinion of the Adviser, as federal, state and local legislation becomes more stringent, many Environmental Companies, as well as Beneficiary Companies involved in the development and manufacture of environmentally safe products will be afforded additional opportunities for growth.

         Existing European environmental laws are generally less rigorous than those in the United States. Moreover, in many industrial zones in Eastern Europe, air and water pollution have reached unprecedented levels and, more generally, there has been little application of the services and technologies marketed by Environmental Companies. While there can be no assurance that Eastern European governments will sustain environmentally protective policies or that their weakened economies will prove able to afford the cost of effective policies of this nature, the Adviser believes that it is likely that over the long term many Eligible Companies, especially those based in Western Europe, will benefit from substantial additional demand for their goods and services from Eastern Europe.

         Environmental awareness is growing in Japan as well, leading to new demands on the Japanese government to take steps to protect the environment, both in Japan and abroad, through the funding of environmental programs and the promotion of environmentally sensitive technologies. Japanese industry, which developed innovate anti-pollution technologies to effectively purify contaminated gas and wastes emitted from automobiles and factories, is now being provided with governmental incentives (including research grants) to develop new technologies in other areas. As a result of its participation in the United Nations Environment Program, Japan has recently agreed to monitor the transboundary movement of hazardous industrial wastes in Asia.
In addition, Japan has announced plans to establish regulations under which industrial wastes produced in Japan can be properly processed. The Japanese government also has pledged to increase overseas development assistance for pollution control and other environmental projects in developing countries. In the opinion of the Adviser, the active role of the Japanese government in the development of environmentally sensitive technologies and its participation in global environmental projects will provide significant additional growth opportunities for many Environmental Companies and Beneficiary Companies.

         In other areas of the world, environmental protection issues are also moving to the forefront. In the Pacific Rim, countries are now experiencing the side effects of their industrialization. For example, Australia's rain forest has been substantially destroyed (there are tentative plans to replant one billion trees by the year 2000) and forest damage is also extensive in Thailand, Indonesia and the Philippines. To date, however, government regulation in this area has been slow to develop as a result of enforcement problems, legislative delays and the expenses associated with compliance. In Australia, growing political awareness of environmental issues has begun to affect the regulatory framework. Recent measures aimed at addressing these concerns have included, among other things, a national review of state pollution laws aimed at achieving uniform penalty and enforcement standards, tighter controls on emissions affecting the ozone layer and investigations regarding the greenhouse effect.

Additional Investment Policies and Practices

         The Fund may engage in the following investment policies and practices to the extent described in the Prospectus.

         Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

         The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following:
(1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         General. The successful use of the Fund's investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Investment Adviser's ability to forecast price movements correctly. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities hedged will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in options depends on the availability of liquid markets in such instruments. If a secondary market does not exist with respect to an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

         Defensive Position.   For temporary defensive purposes,
the Fund may vary from its investment objective during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch IBCA, Inc. ("Fitch") or, if not so rated, of equivalent investment quality as determined by the Adviser.

Certain Fundamental Investment Policies

         The following restrictions may not be changed without a vote of a majority of the Fund's outstanding voting securities.

         The Fund may not:

         (i) purchase more than 10% of the outstanding voting securities of any one issuer;

        (ii) invest more than 15% of the value of its total assets in the securities of any one issuer or 25% or more of the value of its total assets in the same industry, except that the Fund will invest more than 25% of its total assets in Environmental Companies, provided that this restriction does not apply to U.S. Government securities, but will apply to foreign government obligations unless the Commission permits their exclusion;

       (iii) make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies and (b) the lending of portfolio securities;

        (iv) borrow money or issue senior securities, except that the Fund may borrow (a) from a bank if immediately after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

         (v) pledge, hypothecate, mortgage or otherwise encumber its assets, except (a) to secure permitted borrowings and (b) in connection with initial and variation margin deposits relating to futures contracts;

        (vi) purchase a security (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange) if, as a result, the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company, or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in the aggregate;

       (vii)     invest in companies for the purpose of
                 exercising control;

      (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any onetime;

        (ix) buy or write (i.e., sell) put or call options, except (a) the Fund may buy foreign currency options or write covered foreign currency options and options on foreign currency futures and (b) the Fund may purchase warrants; or

         (x) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein,
                 (b) purchase or sell commodities or commodity contracts (except foreign currencies, foreign currency options and futures and forward contracts or contracts for the future acquisition or delivery of foreign currencies and related options on futures contracts and other similar contracts), (c) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs,
                 (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions or (e) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act.

         Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after, and as a result of the Fund's acquisition of, such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,1 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance
____________________

1. An "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1995.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1995.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1995. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         W.H. HENDERSON, 72, joined the Royal Dutch/Shell Group in 1948 and served in Singapore, Japan, South Africa, Hong Kong and London. The greater part of his service was in Japan and between 1969 and 1972 he was Managing Director and Chief Executive Officer of the Shell Company of Hong Kong Limited.
Mr. Henderson retired from the Royal Dutch/Shell Group in 1974 in order to establish his own oil and gas consultancy business.
Mr. Henderson is currently a Director of a number of investment companies. His address is Quarrey House, Charlton Horethorne, Sherborne, Dorset DT9 4NY, England.

         STIG HOST, 73, is the Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated since prior to 1995. He is also Chairman and Director of Kriti Exploration, Inc. (oil and gas exploration and production), Managing Director of Kriti Oil and Minerals, N.V., Chairman of Kriti Properties and Development Corporation (real estate), Chairman of International Marine Sales, Inc. (marine fuels), a Director of Florida Fuels, Inc. (marine fuels) and President of Alexander Host Foundation. He is also a Trustee of the Winthrop Focus Funds. His address is 103 Oneida Drive, Greenwich, Connecticut 06530.

         ALAN STOGA, 48, has been President of Zemi Investments, L.P., since 1995, President of Zemi Communications, L.L.C. and its predecessor company since 1996, and a Managing Director of Kissinger Associates, Inc. until 1995. He has continued as a member of the Board of Directors of Kissinger Associates. His address is Kissinger Associates, Inc., 350 Park Avenue, New York, New York 10022.

Officers

         JOHN D. CARIFA, Chairman and President, see biography above.

         KATHLEEN A. CORBET, Senior Vice President, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1995.

         LINDA BOLTON WEISER, Vice President, 34, is a Vice
President of ACMC, with which she has been associated since prior to 1995.

         RUSSELL BRODY, Vice President, 33, is a Vice President and Head Trader of the London desk of ACL, with which he has been associated since July 1997. Prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1995.

         THOMAS BARDONG, Vice President, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1995.

         EDMUND P. BERGAN, JR., Secretary, 49, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1995.

         DOMENICK PUGLIESE, Assistant Secretary, 38, is a Vice
President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was a Vice
President and Counsel of Concord Holding Corporation since prior to 1995.

         ANDREW L. GANGOLF, Assistant Secretary, 45, is a Vice
President and Assistant General Counsel of AFD, with which he has been associated since prior to 1995.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer,
49, is a Senior Vice President of AFS and a Vice President of
AFD, with which he has been associated since prior to 1995.

         VINCENT S. NOTO, Controller, 35, is a Vice President of
AFS, with which he has been associated since prior to 1995.

         The aggregate compensation to be paid by the Fund to each of the Directors during its fiscal year ended October 31, 1999, the aggregate compensation paid to each of the Directors during the calendar year 1999 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance

Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.


                                                              Total Number
                                                Total Number  of Investment
                                                of Investment Portfolios
                                                Companies in  Within the
                                                the Alliance  Alliance Fund
                                 Total          Fund Complex, Complex
                                 Compensation   Including the Including
                                 From the       Fund, as to   the Fund, as
                    Aggregate    Alliance Fund  which the     to which the
                    Compensation Complex,       Director is a Director is a
Name of Director    From the     Including the  Director or   Director or
of the Fund         Fund         Fund           Trustee       Trustee

John D. Carifa       $ -0-         $ -0-            50           103
David H. Dievler     $5,693        $210,188         45            87
John H. Dobkin       $6,794        $206,488         42            84
W.H. Henderson       $6,900        $ 27,600          4             4
Stig Host            $6,900        $ 27,600          4             4
Alan Stoga           $6,900        $ 27,600          4             4

         As of January 5, 2000, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of January 5, 2000, Mr. Alan Stoga owned 31.23% of the Advisor
Class shares of the Fund.

Adviser

         Alliance Capital Management L.P., (the "Adviser") a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund, subject to the supervision and control of the Board of Directors of the Fund (see "Management of Fund" in the Prospectus).

         The Adviser is a leading international adviser managing client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 105 separate investment portfolios, currently have approximately 5 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser.
Alliance Capital Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.2 Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge,
____________________

2. Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the organization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities, or by a vote of a majority of the Fund's Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement became effective on October 6, 1997 in connection with the conversion of the Fund to an open-end investment company. The Advisory Agreement replaced an Investment Management and Administration Agreement ("Management Agreement") between the Fund and the Adviser. At a meeting called for such purpose and held on April 23, 1997, the Advisory Agreement was approved by a majority of the members of the Board of Directors, including a majority of the Directors who are not parties thereto nor interested persons of any such party as defined in the 1940 Act. At a meeting held on July 17, 1997, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement will remain in effect for successive twelve-month periods (computed from each January 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. The Advisory Agreement was approved for another annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for that purpose and held on November 11, 1999.

         The rate of the advisory fee payable under the Advisory Agreement is the same as the rate of management fee under the Management Agreement, except that under the Management Agreement the Adviser was paid a monthly fee at an annual rate computed upon the Fund's average weekly net assets. For the fiscal years of the Fund ended in 1999, 1998 and 1997, the Adviser received from the Fund $116,634, $314,210 and $1,093,547, respectively, in management fees.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance

Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc. and The Alliance Portfolios, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter" or "AFD"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal year ended October 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $30,999 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above, aggregating $508,000. Of the $538,999 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $55,443 was spent on advertising, $1,687 on the printing and mailing of prospectuses for persons other than current shareholders, $242,129 for compensation to broker-dealers and other financial intermediaries (including, $137,679 to the Fund's Principal Underwriter), $649 for compensation to sales personnel, $239,091 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended October 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $2,324, which constituted 1.0%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above, aggregating $357,007. Of the $359,331 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $32,466 was spent on advertising, $6,162 on the printing and mailing of prospectuses for persons other than current shareholders, $151,074 for compensation to broker-dealers and other financial intermediaries (including, $92,590 to the Fund's Principal Underwriter), $157 for compensation to sales personnel, $168,967 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $505 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended October 31, 1999, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $323, which constituted 1.0%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above, aggregating $52,932. Of the $53,255 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $5,212 was spent on advertising, $836 on the printing and mailing of prospectuses for persons other than current shareholders, $22,309 for compensation to broker-dealers and other financial intermediaries (including, $14,057 to the Fund's Principal Underwriter), $14 for compensation to sales personnel, $24,874 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $10 was spent on the financing interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $508,017 (5.95% of the net assets of Class B) and $154,777 (58.06% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the

Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods with respect to a class (computed from each January 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related thereto. The Agreement was approved for another annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for that purpose and held on November 11, 1999.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.


Transfer Agency Agreement

         Pursuant to a Transfer Agency Agreement that became effective on October 6, 1997, Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. Prior thereto, State Street Bank and Trust Company, which is not affiliated with the Fund or the Adviser, provided transfer agency services to the Fund. For the fiscal year ended October 31, 1999, the Fund paid AFS $29,299 for transfer agency services.

______________________________________________________________

                       PURCHASE OF SHARES
______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative, receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time. (Certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell
shares of the Fund.    On some occasions, such cash or other
incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and the Advisor Class shareholders, and the Class A, Class B shareholders and Advisor Class shareholders will vote separately by class, and (v) the Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares3

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described
____________________

3. Advisor Class shares are sold only to investors described above in this section under "--General."

below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix A for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal period October 6, 1997 (commencement of operations) through October 31, 1997, the fiscal year ended October 31, 1998 and the fiscal year ended 1999, the aggregate amount of underwriting commissions payable with respect to shares of the Fund was $-0-, $13,648 and $9,927, respectively. Of that amount, the Principal Underwriter received the amount of $-0-, $1,830 and $392, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal periods ended in 1997, 1998 and 1999, the Principal Underwriter received contingent deferred sales charges of $-0-, -0- and $0, respectively, on Class A shares, $-0-, $180 and $2,081, respectively, on Class B shares, and $-0-, $-0- and $0, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                            Discount or
                                            Commission
                                  As % of   to Dealers
                        As % of   the       or Agents
                        Net       Public    As % of
Amount of               Amount    Offering  Offering
Purchase                Invested  Price     Price
________                ________  ________  __________

Less than
   $100,000. . .        4.44%     4.25%     4.00%
$100,000 but
   less than
   $250,000. . .        3.36      3.25      3.00
$250,000 but
   less than
   $500,000. . .        2.30      2.25      2.00
$500,000 but
   less than
   $1,000,000*. . .     1.78      1.75      1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal

Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares---Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the

Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund" Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Disciplined Value Fund, Inc.
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio

  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor;

              and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period, and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates;

         (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, or a sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

         (iii) the Adviser, the Principal Underwriter, AFS and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates;

         (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

         (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services;

         (vi) persons who establish to the Principal
Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter;

         (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7), retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter; and

         (viii) persons who both (a) held shares of the Fund at the effective time of the conversation of the Fund from a closed-end to an open-end investment company, and (b) thereafter have continuously held Class A shares of the Fund.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a %
Year Since Purchase        of Dollar Amount Subject to Charge
____________________    _______________________________________

First                             4.0%
Second                            3.0%
Third                             2.0%
Fourth                            1.0%
Fifth and thereafter              None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986 as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services-Systematic Withdrawal Plan" below).

         Conversion Feature.   Eight years after the end of the
calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application found in the Prospectus or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or
(iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

________________________________________________________________

                      SHAREHOLDER SERVICES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectuses under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of any other Alliance Mutual Fund, including the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional

Information, or write to:

                   Alliance Fund Services, Inc.
                   Retirement Plans
                   P.O. Box 1520
                   Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $5 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains distributions paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

________________________________________________________________

                         NET ASSET VALUE
________________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days

(unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
________________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends and
Distributions

         General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under sections 851 through 855 of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S.

Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Dividends paid by the Fund and received by a corporate shareholder are eligible for the dividends received deduction to the extent that the Fund's income is derived from certain dividends received from domestic corporations, provided the corporate shareholder holds shares in the Fund for at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. In addition, the dividends received deduction will be disallowed to the extent the investment in shares of the Fund is financed with indebtedness.

         Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund at least 16 days during the 30-day period beginning 15 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year, and if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

         Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

         Currency Fluctuations--"Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options and Futures Contracts. Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         With respect to equity options or options traded over-the-counter, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss will be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option or futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;

(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Shareholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation

         The Fund may be subject to state and local taxes.

________________________________________________________________

                     PORTFOLIO TRANSACTIONS
________________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory

Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         During the fiscal years ended in 1998, 1997 and 1996, the Fund incurred brokerage commissions amounting in the aggregate to $195,494, $493,332 and $875,673, respectively.
During the fiscal years ended October 31, 1998, 1997 and 1996, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to DLJ, and brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1998, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended October 31, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions of 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1998, transactions in the portfolio securities of the Fund aggregating $590,773,762 with associated brokerage commissions of approximately $91,714 were allocated to persons or firms supplying research services to the Fund or the Adviser.

________________________________________________________________

                       GENERAL INFORMATION
________________________________________________________________

Capitalization

         The Fund is a Maryland corporation organized in 1990. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common

Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         The outstanding voting shares of the Fund as of January 5, 2000 consisted of 1,399,087 Class A, 47,481 Class B, 26,226
Class C and 2,688 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of January 5, 2000:

                                    No. of
                                    Shares            % of
Name and Address                    of Class          Class

Class A

Nomura International Trust Co.       198,500          14.20%
Att Agent Department
10 Exchange Place STE 1606
Jersey City, NJ 07302-3910

Canal Insurance Company              166,609          11.92%
Register Ship Account
Attn Rick Timmons
Box 7
Greenville, SC 29602-0007

Class B

Bear Stearns Securities Corp.          3,621          7.63%
FBO 486-86679-18
1 Metrotech Center North
Brooklyn, NY 11201-3870

MLPF&S                                 8,186          17.26%
For the Sole Benefit of its
Customers
Attn Fund Admin. (97SA5)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484


NFSC FEB 3 #W60-029270                 3,772          7.95%
Davida C. Johns
c/o James Hayes
4417 Powells Point Road
Virginia Bch, VA 23455-2113

NFSC FEBO #W82-002852                  3,120          6.58%
Stephen J. O'Dell Ttee
Stephen J. O'Dell Rev Living Tr.
U/A 7/19/99
P.O. Box 931
Tempe, AZ 85280-0931

Class C

MLPF&S                                 2,357          8.99%
For the Sole Benefit of its
Customers
Attn: Fund Adm (97SA6)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484

First Trust Corp.                      3,108          11.85%
Joan R. Kohman IRA #612414
DTD 8-3-93
P.O. Box 173301
Denver, CO  80217-3301

Lynda L. Arnold                        2,758          10.52%
10222 Westport Ct
Wichita, KS  67212-6717

Alliance Plans DIV/F.T.C.              8,274          31.55%
C/F William Murphy IRA
Rollover Account
2025 Columbine
Wichita, KS  67204-5403

Shirley M. Griffing                    3,629          13.84%
16690 SW 160th Street
Rose Hill, KS  67133-8584

Advisor Class

Alliance Plans Div/FTC                   138          5.17%
C/F Michael J. Ferry
Roth IRA
5109 Fairview Terrace, Apt. 2
West New York, NJ 07093-3504

Alliance Plans DIV/FTC C/F             1,692          62.94%
Robert D. Weedon Jr.
13527 Bluffton Park

San Antonio, TX  78231-2258

Alan J. Stoga                            839          31.23%
163 LaBranchie Road
Hillsdale, NY 12529-5713


         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

         Legal matters in connection with the issuance of the shares offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

         From June 1, 1990 through October 3, 1997, the Fund operated as a closed-end investment company. Effective after the close of business on that date, the Fund commenced operations as an open-end investment company and all outstanding shares of the Fund were reclassified as Class A shares.

         The Fund's average annual compounded total return based on net asset value for the one- and five-year periods ended
October 31, 1999 and from the inception of the Fund through that date, were as follows:

                Year Ended       5 Years Ended    10 Years Ended
                 10/31/99          10/31/99          10/31/99
Class A         8.21%             10.96%           4.27%*
Class B         7.50%             <4.80>%*         N/A
Class C         7.55%             <3.22>%*         N/A
Advisor Class   8.65%             <0.33>%*         N/A

*Inception Dates:  Class A - June 1, 1990
                   Class B - October 6, 1997
                   Class C - November 5, 1997
                   Advisor Class - December 29, 1997

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance, but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance ratings of the Fund as measured by financial publications or independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or may be placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Fund is ranked by Lipper in the category known as "specialty and miscellaneous funds."

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

____________________________________________________________

                 FINANCIAL STATEMENTS AND REPORT
                     OF INDEPENDENT AUDITORS
____________________________________________________________

ALLIANCE GLOBAL ENVIRONMENT FUND

ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-101.2%
AUSTRALIA-4.0%
Brambles Industries, Ltd.                        12,500      $   351,587

FRANCE-4.4%
Vivendi                                           5,100          386,526

NETHERLANDS-5.3%
Thermo Eurotech (a)(b)                          165,000          472,558

UNITED STATES-87.5%
AES Corp. (a)                                     6,700          378,131
Airgas, Inc. (a)                                 10,000           95,000
American Water Works Co.,
  Inc.                                            1,500           43,781
Calpine Corp. (a)                                 7,000          403,375
Catalytica, Inc. (a)                             11,000          138,187
Cuno, Inc. (a)                                   18,000          360,000
Donaldson Co., Inc.                               5,000          116,250
Ecolab, Inc.                                     28,700          970,419
Enron Corp.                                       8,000          319,500
General Electric Co.                              2,600          352,463
Graco, Inc.                                       5,900          197,650
Millipore Corp.                                  24,800          790,500
Minerals Technologies,
  Inc.                                            2,000           86,250
OM Group, Inc.                                   10,000          375,000
Sealed Air Corp. (a)                             13,100          725,412
Sigma-Aldrich Corp.                               4,500          128,250
SJW Corp.                                         2,000          234,500
Sonoco Products Co.                               7,500          180,000
Spartech Corp.                                    3,000           85,875
TETRA Technologies,
  Inc. (a)                                       52,562          834,422
United Technologies
  Corp.                                           4,300          260,150
Waste Connections,
  Inc. (a)                                       28,000          432,250
Waste Management, Inc.                           10,500          192,938
Wild Oats Markets,
  Inc. (a)                                        1,000           35,250
                                                             ------------
                                                               7,735,553

TOTAL INVESTMENTS-101.2%
  (cost $8,289,128)                                            8,946,224
Other assets less
  liabilities-(1.2%)                                            (102,764)

NET ASSETS-100%                                              $ 8,843,460


(a) Non-income producing security.

(b) Restricted and illiquid security, valued at fair value. (See notes A and F)

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $8,289,128)            $ 8,946,224
  Cash                                                                 245,154
  Receivable due from adviser                                           29,109
  Dividends and interest receivable                                      2,927
  Receivable for capital stock sold                                        144
  Total assets                                                       9,223,558

LIABILITIES
  Payable for investment securities purchased                          169,500
  Payable for capital stock redeemed                                    11,459
  Distribution fee payable                                               2,468
  Accrued expenses                                                     196,671
  Total liabilities                                                    380,098

NET ASSETS                                                         $ 8,843,460

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $     1,564
  Additional paid-in capital                                         8,117,012
  Accumulated net realized gain on investments and foreign
    currency transactions                                               67,813
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                        657,071
                                                                   $ 8,843,460

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($8,539,634/
    1,509,147 shares of capital stock issued and outstanding)            $5.66
  Sales Charge--4.25% of public offering price                             .25
  Maximum offering price                                                 $5.91

  CLASS B SHARES
  Net asset value and offering price per share ($266,577/47,777
    shares of capital stock issued and outstanding)                      $5.58

  CLASS C SHARES
  Net asset value and offering price per share ($31,729/5,720
    shares of capital stock issued and outstanding)                      $5.55

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($5,520/965 shares of capital stock issued and outstanding)          $5.72


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999                    ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                          $    54,552
  Interest                                                14,120   $    68,672

EXPENSES
  Advisory fee                                           116,634
  Distribution fee - Class A                              30,999
  Distribution fee - Class B                               2,324
  Distribution fee - Class C                                 323
  Custodian                                              129,747
  Audit and legal                                        118,080
  Registration                                            43,728
  Directors' fees                                         30,000
  Transfer agency                                         29,299
  Printing                                                21,240
  Miscellaneous                                           22,975
  Total expenses                                         545,349
  Less: expenses waived and reimbursed by the
    Adviser (see Note B)                                (168,307)
  Less: expense offset arrangement (see Note B)           (1,723)
  Net expenses                                                         375,319
  Net investment loss                                                 (306,647)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       1,135,801
  Net realized loss on foreign currency transactions                    (8,159)
  Net change in unrealized appreciation of:
    Investments                                                         83,730
    Foreign currency denominated assets and liabilities                   (420)
    Net gain on investments and foreign currency transactions        1,210,952

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $   904,305


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                    OCTOBER 31,    OCTOBER 31,
                                                       1999           1998
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (306,647)  $   (650,162)
  Net realized gain on investments and foreign
    currency transactions                             1,127,642      4,572,240
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                               83,310     (7,383,845)
  Net increase (decrease) in net assets from
    operations                                          904,305     (3,461,767)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                          (4,655,923)   (23,312,560)
    Class B                                             (70,731)       (15,304)
    Class C                                              (9,442)       (45,452)
    Advisor Class                                        (1,754)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                         (805,430)   (12,060,609)
  Total decrease                                     (4,638,975)   (38,895,692)

NET ASSETS
  Beginning of year                                  13,482,435     52,378,127
  End of year                                      $  8,843,460   $ 13,482,435


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund (the "Fund") is registered under the Investment Company Act of 1940 (the "1940 Act"), as a non-diversified, open-end management investment company. Until October 3, 1997, the Fund was registered under the 1940 Act as a non-diversified, closed-end management investment company. After October 3, 1997, all of the common stock was converted to Class A shares of the Fund and the Fund commenced a public offering of its Class A, Class B, Class C and Advisor Class of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets, and .80 of 1% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly. Effective February 1, 1999 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 1999, such waivers and reimbursement amounted to $168,307.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $20,271 for the year ended October 31, 1999.

For the year ended October 31, 1999, the Fund's expenses were reduced by $1,723 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor") a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $392 from the sale of Class A shares and $2,081 in contingent deferred sales charges imposed upon redemption by shareholders of Class B shares, for the year ended October 31, 1999.

Brokerage commissions paid on investment transactions for the year ended October 31, 1999, amounted to $39,967, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


12


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $508,017 and $154,777 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $11,567,951 and $16,643,515 respectively, for the year ended October 31, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1999. At October 31, 1999, the cost of investments for federal income tax purposes was $8,385,823. Accordingly, gross unrealized appreciation of investments was $1,169,868 and gross unrealized depreciation of investments was $609,467, resulting in net unrealized appreciation of $560,401, (excluding foreign currency transactions).


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Until October 3, 1997, the Fund was a closed end management investment company. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     OCTOBER 31,    OCTOBER 31,   OCTOBER 31,      OCTOBER 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold               83,689        55,756   $     527,447   $     849,917
Shares issued in
  reinvestment of
  distributions          563,375     1,310,177       2,935,183      11,708,454
Shares redeemed         (732,786)   (2,561,773)     (4,459,977)    (24,890,942)
Net decrease             (85,722)   (1,195,840)  $    (997,347)  $ (12,332,571)


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold               40,120        17,859   $     244,845   $     188,915
Shares issued in
  reinvestment of
  distributions           11,443         1,716          59,160          15,304
Shares redeemed          (22,153)       (1,221)       (123,377)         (9,093)
Net increase              29,410        18,354   $     180,628   $     195,126

                                    NOVEMBER 5,                     NOVEMBER 5,
                                      1997(A)                         1997(A)
                                        TO                              TO
                                    OCTOBER 31,                     OCTOBER 31,
                                       1998                            1998
                                   ------------                  --------------
CLASS C
Shares sold                4,336         8,706   $      24,606   $     123,284
Shares issued in
  reinvestment of
  distributions              246         5,087           1,263          45,325
Shares redeemed           (2,567)      (10,088)        (16,808)        (96,487)
Net increase               2,015         3,705   $       9,061   $      72,122

                                    DECEMBER 29,                   DECEMBER 29,
                                      1997(A)                        1997(A)
                                        TO                             TO
                                    OCTOBER 31,                    OCTOBER 31,
                                       1998                           1998
                                   ------------                  --------------
ADVISOR CLASS
Shares sold                   77         1,557   $         489   $      15,054
Shares issued in
  reinvestment of
  distributions              331            -0-          1,739              -0-
Shares redeemed               -0-       (1,000)             -0-        (10,340)
Net increase                 408           557   $       2,228   $       4,714


NOTE F: RESTRICTED AND ILLIQUID SECURITY
                                                   DATE ACQUIRED       COST
                                                  ---------------    ---------
Thermo Eurotech                                   3/19/91-4/15/91    $ 529,926


The security shown above, formerly known as Beheersmaatchappij Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A. The value of this security at October 31, 1999 was $472,558 representing 5.3% of net assets.


(a)  Commencement of distribution.


14


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1999.


15


FINANCIAL HIGHLIGHTS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         CLASS A
                                           -----------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 8.34       $18.77       $16.48       $12.37       $11.74

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.18)(a)(b)  (.24)(a)     (.23)(a)     (.13)         .03
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .60        (1.12)        3.65         4.26          .60
Net increase (decrease) in net asset
  value from operations                          .42        (1.36)        3.42         4.13          .63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-          -0-        (.02)          -0-
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (3.10)       (9.07)       (1.13)          -0-          -0-
Total dividends and distributions              (3.10)       (9.07)       (1.13)        (.02)          -0-
Net asset value, end of year                  $ 5.66       $ 8.34       $18.77       $16.48       $12.37
Market value, end of year                                                            $13.25       $ 9.375

TOTAL RETURN
Total investment return based on net
  asset value                                   8.21%(c)   (10.51)%(c)   23.51%(c)    33.48%(d)     5.37%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $8,540      $13,295      $52,378     $100,271      $85,416
Ratios to average net assets:
  Expenses, net of waivers/
    reimbursements                              3.54%(e)     2.80%(e)     2.39%        1.60%        1.57%
  Expenses, before waivers/
    reimbursements                              5.12%          -0-          -0-          -0-          -0-
  Net investment income (loss)                 (2.88)%(b)   (2.27)%      (1.35)%       (.85)%        .21%
Portfolio turnover rate                          110%         205%         145%         268%         109%


See footnote summary on page 19.


16


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS B
                                            ------------------------------------
                                                                      OCTOBER 6,
                                                                       1997 (F)
                                             YEAR ENDED OCTOBER 31,       TO
                                            ------------------------  OCTOBER 31,
                                               1999         1998         1997
                                            -----------  -----------  -----------
Net asset value, beginning of period          $ 8.30       $18.76       $19.92

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.21)(b)     (.27)        (.20)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .59        (1.12)        (.96)
Net increase (decrease) in net asset
  value from operations                          .38        (1.39)       (1.16)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (3.10)       (9.07)          -0-
Net asset value, end of period                $ 5.58       $ 8.30       $18.76

TOTAL RETURN
Total investment return based on net
  asset value (c)                               7.50%      (10.79)%      (5.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)       $266         $152         $235(g)
Ratios to average net assets:
  Expenses, net of waivers/
    reimbursements                              4.12%(e)     3.52%(e)    20.84%(h)
  Expenses, before waivers/
    reimbursements                              5.90%          -0-          -0-
  Net investment loss                          (3.44)%(b)   (2.93)%      (1.03)%(h)
Portfolio turnover rate                          110%         205%         145%


See footnote summary on page 19.


17


FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                    CLASS C
                                            ------------------------
                                                         NOVEMBER 5,
                                               YEAR        1997(F)
                                               ENDED         TO
                                            OCTOBER 31,  OCTOBER 31,
                                               1999         1998
                                            -----------  -----------
Net asset value, beginning of period          $ 8.27       $19.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.21)(b)     (.27)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .59        (1.54)
Net increase (decrease) in net asset
  value from operations                          .38        (1.81)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (3.10)       (9.07)
Net asset value, end of period                $ 5.55       $ 8.27

TOTAL RETURN
Total investment return based on net
  asset value (c)                               7.55%      (12.88)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $32          $31
Ratios to average net assets:
  Expenses, net of waivers/
    reimbursements (e)                          4.02%        3.39%(h)
  Expenses, before waivers/
     reimbursements.                            5.83%          -0-
  Net investment loss                          (3.34)%(b)   (2.75)%(h)
Portfolio turnover rate                          110%         205%


See footnote summary on page 19.


18


                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                 ADVISOR CLASS
                                            ------------------------
                                                         DECEMBER 29,
                                               YEAR        1997(F)
                                               ENDED         TO
                                            OCTOBER 31,  OCTOBER 31,
                                               1999         1998
                                            -----------  -----------
Net asset value, beginning of period          $ 8.37       $ 9.15

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                         (.15)(b)     (.20)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .60         (.58)
Net increase (decrease) in net asset
  value from operations                          .45         (.78)

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investments and foreign currency
  transactions                                 (3.10)          -0-
Net asset value, end of period                $ 5.72       $ 8.37

TOTAL RETURN
Total investment return based on net
  asset value (c)                               8.65%       (8.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $5           $5
Ratios to average net assets:
  Expenses, net of waivers/
    reimbursements (e)                          3.09%        3.04%(h)
  Expenses, before waivers/
    reimbursements                              4.86%          -0-
  Net investment loss                          (2.41)%(b)   (2.39)%(h)
Portfolio turnover rate                          110%         205%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended October 31, 1999 and the year ended October 31, 1998, the ratios of expenses to average net assets were 3.53% and 2.79% for Class A, 4.10% and 3.51% for Class B, 4.00% and 3.38% for Class C and 3.08% and 3.03% for Advisor Class shares, respectively.

(f)  Commencement of distribution.

(g)  Actual net assets without 000's omitted.

(h) Annualized.


19


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL ENVIRONMENT FUND,
INC.
We have audited the accompanying statement of assets and liabilities of Alliance Global Environment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Environment Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 7, 1999


20

_________________________________________________________________

                           APPENDIX A:

                 CERTAIN EMPLOYEE BENEFIT PLANS
_________________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."







                               A-2
00250070.BD1

                             PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

         (a) Articles of Amendment and Restatement of Articles of Incorporation of the Registrant dated September 30, 1997 and filed October 2, 1997 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on January 30, 1998.

         (b) Amended and Restated By-Laws of the Registrant dated October 4, 1997 - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on January 30, 1998.

         (c)       Not applicable.

         (d) (1) Investment Management and Administration Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on January 30, 1998.

              (2) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the
                   Securities and Exchange Commission on
                   January 30, 1998.



         (e)  Not applicable.

         (f)  Not applicable.

         (g) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on January 30, 1998.

         (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on January 30, 1998.

         (i) (1) Opinion and Consent of Seward & Kissel LLP - Incorporated by reference to Exhibit (i)(1) to Post-Effective Amendment No. 12 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on October 29, 1999.

              (2) Opinion and Consent of Venable, Baetjer and Howard, LLP - Incorporated by reference to
                   Exhibit 10(b) to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on September 12, 1997.

         (j)  Consent of Independent Auditors - Filed herewith.

         (k)  Not applicable.

         (l)  Not applicable.

         (m)  Form of Rule 12b-1 Plan - See Exhibit (e)(1) above.

         (n)  Financial Data Schedules - Filed herewith.

         (o)  Rule 18f-3 Plan - Incorporated by reference to
              Exhibit 18 to Pre-Effective Amendment No. 2 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on September 12, 1997.

         Other Exhibits - Powers of Attorney of John D. Carifa, David H. Dievler, John H. Dobkin, W.H. Henderson, Stig Host and Alan Stoga - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 12 of Registrant's Registration Statement on Form N-1A (File Nos. 33-33751 and 811-05993) filed with the Securities and Exchange Commission on October 29, 1999.


ITEM 24. Persons Controlled by or under Common Control with
         Registrant.

         Not applicable.


ITEM 25. Indemnification.

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Charter, filed as
         Exhibit (a) hereto, Article VII and Article VIII of Registrant's Amended and Restated By-Laws, filed as Exhibit (b) hereto, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit (e)(1) hereto. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
         Section 4 of the proposed Advisory Agreement, filed as Exhibit (d)(2) hereto.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
         1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
         (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or
         (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
         trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 26. Business and Other Connections of Investment Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

         (a)  Alliance Fund Distributors, Inc., the Registrant's
              Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund
              Distributors, Inc. also acts as Principal
              Underwriter or Distributor for the following investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Disciplined Value Fund, Inc.
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.

         Alliance Health Care Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Institutional Funds, Inc.
         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Select Investor Series, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.
         The Alliance Portfolios

         (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                President,
                                                    Director
Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Karen J. Bullot             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Gregory P. Best             Vice President

Casimir F. Bolanowski       Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Timothy W. Call             Vice President

Kevin T. Cannon             Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

John W. Cronin              Vice President

William J. Crouch           Vice President

Robert J. Cruz              Vice President

Richard W. Dabney           Vice President

John F. Dolan               Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Duff C. Ferguson            Vice President

Daniel J. Frank             Vice President

Shawn C. Gage               Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Timothy A. Hill             Vice President

Brian R. Hoegee             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Oscar J. Isoba              Vice President

Richard D. Keppler          Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Nicholas J. Lapi            Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Michael F. Nash, Jr.        Vice President

Nicole Nolan-Koester        Vice President

Daniel A. Notto             Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Christopher W. Olson        Vice President

Richard J. Olszewski        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Vincent T. Strangio         Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

Benjamin H. Travers         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

Stephen P. Wood             Vice President

Emilie D. Wrapp             Vice President and
                            Assistant General
                            Counsel

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

William P. Condon           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Adam E. Engelhardt          Assistant Vice
                            President

Michele Grossman            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President


Evamarie C. Lombardo        Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice          Assistant
                            President               Secretary

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President


David M. Wolf               Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

    (c)  Not applicable.


ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.


ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings.

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                           SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 1st day of February, 2000.

                   ALLIANCE GLOBAL ENVIRONMENT FUND, INC.


                                  /s/John D. Carifa
                                  _________________________
                                  John D. Carifa
                                  Chairman and President

              This Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                         Title         Date

(1)  Principal Executive Officer:

     /s/John D. Carifa            Chairman and  February 1, 2000
     ________________________     President
        John D. Carifa

(2)  Principal Financial
     and Accounting Officer:


                                  Treasurer and February 1, 2000
     /s/Mark D. Gersten           Chief Financial
     _________________________    Officer
        Mark D. Gersten

(3)  All of the Directors

     John D. Carifa
     David H. Dievler
     John H. Dobkin
     W.H. Henderson
     Stig Host
     Alan Stoga

     By: /s/Edmund P. Bergan, Jr. Secretary     February 1, 2000
         _______________________
           Edmund P. Bergan, Jr.
           (Attorney-in-fact)

                        INDEX TO EXHIBITS


(j)      Consent of Independent Auditors
(n)      Financial Data Schedules














































                              C-18
00250070.BE2